UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2025

Equillium, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38692	82-1554746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2223 Avenida de la Playa
Suite 105
La Jolla, CA	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 240-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EQ	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On August 3, 2025, Equillium, Inc. (“Equillium” or the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Open Market Sale AgreementSM, dated October 8, 2023, by and between the Company and Jefferies LLC (the “ATM Agreement”), pursuant to which Jefferies LLC was replaced by LifeSci Capital LLC as the sales agent under the ATM Agreement.

The foregoing description of the material terms of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. For purposes of the Prospectus dated January 18, 2023, supplemented by the Prospectus Supplements dated October 5, 2023 and February 23, 2024, to the Registration Statement on Form S-3 (Registration No. 333-269153), all references to Jefferies LLC shall now refer to LifeSci Capital LLC.

Item 2.02. Results of Operations and Financial Condition

On August 4, 2025, the Company issued a press release (the “Press Release”) announcing the Company had cash and cash equivalents totaling approximately $11.5 million as of June 30, 2025. A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K.

The preliminary results set forth above are unaudited, are based on management’s initial review of the Company’s results for the quarter ended June 30, 2025, and are subject to revision based upon the Company’s quarter-end closing procedures. Actual results may differ from the preliminary unaudited results following the completion of quarter-end closing procedures, final adjustments or other developments arising between now and the time that the Company’s financial results are finalized. In addition, the preliminary unaudited results are not a comprehensive statement of the Company’s financial results for the quarter ended June 30, 2025, should not be viewed as a substitute for full, unaudited financial statements for the quarter ended June 30, 2025, and are not necessarily indicative of the Company’s results for any future period.

Item 7.01. Regulation FD Disclosure

As referenced above, on August 4, 2025, the Company issued the Press Release, which also announced the Company’s strategic expansion to integrate a cryptocurrency treasury reserve strategy as part of its broader financial growth objectives and provided an update on its development plans and cash runway. A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K.

The information in Items 2.02 and 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

The Company has amended its investment policy to authorize the purchase of cryptocurrency as a treasury reserve strategy. As of the filing of this Current Report on Form 8-K, the Company has not purchased any cryptocurrency in furtherance of this strategy, but it intends to actively pursue opportunities to give effect to this strategy and expects to provide updates on this strategy during the third quarter of 2025. In parallel with the addition of the cryptocurrency treasury strategy, the Company will continue to pursue its biotech mission to advance life-changing therapeutics towards patients with the goal of preparing, subject to raising additional capital, EQ504, its novel aryl hydrocarbon receptor modulator, for clinical development. In anticipation of implementing the Company’s new cryptocurrency treasury strategy, the Company is supplementing the risk factors previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2024, and as supplemented by the Company’s subsequent periodic filings. A copy of the additional risk factors is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Additionally, the Company announced in the Press Release that based on implemented and ongoing operating changes to decrease the Company’s expenditures and to conserve cash, Equillium expects that its current cash and cash equivalents will enable the Company to fund its operations into the fourth quarter of 2025, based on certain assumptions and estimates that may prove to be inaccurate.

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “could”, “continue”, “expect”, “estimate”, “may”, “plan”, “outlook”, “future”, “potential” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters.

These statements include, but are not limited to, statements regarding the implementation of Equillium’s cryptocurrency treasury reserve strategy and the potential value the strategy may create for stockholders; Equillium’s plans and timeline for providing an update on its cryptocurrency treasury reserve strategy; Equillium’s expectation that its cash and cash equivalents are sufficient to fund its operations into the fourth quarter of 2025; and Equillum’s plans and strategies with respect to EQ504. Because such statements are subject to risks and uncertainties, many of which are outside of Equillium’s control, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: Equillium’s ability to execute its plans and strategies; Equillium’s ability to continue as a going concern; Equillium will need to raise additional capital, which may not be available on acceptable terms or at all, to give effect to its cryptocurrency treasury reserve strategy, advance the development of EQ504 or any other product candidate, and to continue as a going concern; risks related to Equillium’s new cryptocurrency treasury reserve strategy, including, among others, the volatility of cryptocurrency, Equillium’s ability to hire or engage qualified individuals to assist with implementing its strategy, the risk that Equillium’s stock price may be highly correlated to the price of digital assets that it holds, if any, the risks relating to the significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally, and the risks relating to the treatment of crypto assets for U.S. tax purposes; the risk that Equillium may never acquire crypto assets; the risk that the reported financial results will differ from the estimates provided in this Current Report on Form 8-K; risks related to performing clinical and pre-clinical studies; whether the results from clinical and pre-clinical studies will validate and support the safety and efficacy of Equillium’s product candidates; changes in the competitive landscape; and potential litigation or other disputes. These and other risks and uncertainties are described more fully under the caption “Risk Factors” and elsewhere in Equillium’s filings and reports, including Exhibit 99.2 to this Current Report on Form 8-K, which may be accessed for free by visiting the Securities and Exchange Commission’s website and on Equillium’s website under the heading “Investors.” Investors should take such risks into account and should not rely on forward-looking statements when making investment decisions. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. Equillium undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Open Market Sales Agreement, dated October 5, 2023, as amended August 3, 2025, by and between the Company and LifeSci Capital LLC.

99.1	Press Release, dated August 4, 2025.

99.2	Updated Risk Factors for Cryptocurrency Treasury Reserve Strategy

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUILLIUM, INC.

Date: August 4, 2025	By:	/s/ Bruce D. Steel
Bruce D. Steel
President and Chief Executive Officer